UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2021

HQDA ELDERLY LIFE NETWORK CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52417	98-1225287
(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

372 Ziwei Road, Pudong New District

Shanghai, P.R. China

(626) 877-8187

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

HARTFORD RETIREMENT NETWORK CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, “Company,” “our company,” “us,” “HQDA,” and “our” refer to HQDA Elderly Life Network Corp., unless the context requires otherwise.

FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers and Directors

On November 22, 2021, Ms. Ziyun Xu resigned as a Director, Chief Executive Officer of the Company and Mr. Peigeng Xu resigned as Director of the Company, effective immediately. Neither Ms Xu’s nor Mr. Xu’s resignation was a result of any disagreement with the Company. The Company thanks both Ms. Xu and Mr. Xu for their contributions to the Board and to the Company over the past years.

Appointment of Officer and Directors

On November 22, 2021, Ms. Meichen Chen was elected to the Board of Directors and she was appointed as Interim Chief Executive Officer and President of the Company, effective immediately.

Ms. Chen’s Education:

Sep. 2012-Jun. 2016, Study in marketing in Guangdong Lingnan Senior Technology College

Mar. 2019-Dec. 2019, Finance & Business, Kingston Academy, Melbourne, Australia

May 2022-Present, Finance & Business, Hong Kong Caizhiguanghua Financial Institute in Chengdu, Sichuan Province, China

Ms. Chen’s Work experience:

Oct. 2017-Jan. 2019, Sales manager in Guangdong Wugufusuo E-commerce Co., Ltd.

Jan. 2019-Mar. 2021, Human resource manager in Guangdong Wugufusuo E-commerce Co., Ltd.

Mar. 2021-Present, President assistant and sales manager in Global Wellness Alliance Operation Center

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 24, 2021

HQDA Elderly Life Network Corp.

By:	/s/ Jimmy Zhou
Jimmy Zhou, CFO